Exhibit 99.2
Bitcoin Shop, Inc.
PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS

INTRODUCTORY NOTE

On January 29, 2014, holders of a majority of the outstanding voting capital of Bitcoin Shop, Inc., formerly TouchIT Technologies, Inc., a Nevada corporation (“we” or the “Company”) voted in favor of filing a certificate of amendment to the Company’s Articles of Incorporation in order to (i) change the name of the Company to “Bitcoin Shop, Inc.” from “TouchIT Technologies, Inc.” (the “Name Change”) and (ii) effect a reverse split of its issued and outstanding common stock on a one for three hundred basis (the “Reverse Split”).  On January 29, 2014, the Company filed the Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.  On February 4, 2014, the Financial Industry Regulatory Authority (“FINRA”) approved the Reverse Split and the Name Change to go market-effective on February 5, 2014 and assigned the Company a new trading symbol “BTCS”, effective for our principal market, the over the counter bulletin board, on March 5, 2014.  In the interim, the Company’s trading symbol will be “TUCND” reflecting the Reverse Split.  Per share numbers and dollar amounts referenced in this Current Report on Form 8-K/A reflect the result of the Reverse Split.

On February 5, 2014, the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with BitcoinShop.us, LLC a Maryland Limited Liability Company (“BitcoinShop”), and the holders of the membership interests in BitcoinShop.  Upon closing of the transaction contemplated under the Exchange Agreement (the “Share Exchange”), on February 5, 2014, the holders of BitcoinShop’s outstanding membership interests (the “BitcoinShop Members”) transferred all the outstanding membership interests of BitcoinShop to the Company in exchange for an aggregate of 100,773,923 shares of the Company’s common stock $0.001 par value per share (the “Common Stock”).  As a result, BitcoinShop became a wholly-owned subsidiary of the Company.  The Share Exchange transaction is accounted for as a reverse merger and recapitalization of BitcoinShop in the Company.

Pursuant to the Share Exchange:

■
At the closing of the Share Exchange, all of the membership interests of BitcoinShop outstanding immediately prior to the closing of the Share Exchange was exchanged for the right to receive an aggregate of 100,773,923 shares of the Company’s common stock (the “Share Exchange Common Shares”).  Concurrently, all members of BitcoinShop executed Lock-Up Agreements (the “Lockup Agreements”) pursuant to which they agreed to refrain from the sale of any securities of the Company, including the Share Exchange Common Shares, for a period of eighteen (18) months.  The Lockup Agreement provides for a leak out provision, allowing the shareholder the right to sell 5% of its holdings in the Company per month beginning on the twelve month anniversary of the Lockup Agreement.

■
Upon the closing of the Share Exchange, Andrew Brabin resigned from all officer and director positions he held with the Company and Charles W. Allen was appointed Chief Executive Officer and Chief Financial Officer, Michal Handerhan was appointed Chief Operating Officer and Chairman of the Board, Timothy Sidie was appointed as Chief Technology Officer and Charles A. Kiser was appointed Chief Marketing Officer of the Company.  In addition, Michal Handerhan (Chairman), Timothy Sidie and Charles W. Allen were appointed to the Company's Board of Directors.

■
Following the closing of the Share Exchange, the Company consummated a private placement of its units (the “Units”) at a purchase price of $0.50 per Unit (the “Purchase Price”) with each Unit consisting of (i) one share (the “Series C Shares”) of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share, which is convertible into one (1) share of Common Stock, with such rights and designations as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, attached as an exhibit to this Current Report (the “Series C Certificate of Designation”); and (ii) a three year warrant, attached as an exhibit to this Current Report (the “Warrant”), to purchase ½ share of Common Stock (the “Warrant Shares”) at an exercise price of $1.00 per share.

On February 6, 2014, the Company sold an aggregate of 3,750,000 Units in a private placement (the “Private Placement”) of its securities to certain investors (the “Investors”) at a purchase price of $0.50 per Unit pursuant to subscription agreements (the “Subscription Agreements”) for an aggregate purchase price of $1,875,000.  The Units sold in the Private Placement are subject to a “Most Favored Nations” provision for a period of 12 months from the closing of the Private Placement in the event the Company issues Common Stock or securities convertible into or exercisable for shares of Common Stock at a price per share or conversion or exercise price per share which shall be less than $0.50 per share, subject to certain customary exceptions.  Additionally, the shares of Common Stock issuable upon conversion of Series C Shares or the Warrant Shares underlying the Units sold in the Private Placement are subject to “piggy-back” and “demand” registration rights until such shares of Common Stock may be sold under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).  Each share of the Series C Shares is convertible into one (1) share of Common Stock and has a stated value of $0.001.  The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions.   The Company is prohibited from effecting the conversion of the Series C Shares to the extent that, as a result of such conversion, the holder beneficially owns more than 9.99% (provided that certain investors elected to block their beneficial ownership at 4.99%), in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series C Shares (the “Beneficial Ownership Limitation”).  Each share of the Series C Shares is entitled to the number of votes equal to the number of shares of Common Stock such share is convertible into at such time, but not in excess of the Beneficial Ownership Limitation.  Each Warrant is exercisable into ½ share of Common Stock at an exercise price of $1.00 per share.  The Warrant may be exercised on a cashless basis. The Company is prohibited from effecting the exercise of Warrant to the extent that, as a result of such exercise, the holder beneficially owns more than 4.99%, in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the exercise of the Warrant.

Giving effect to (i) the closing of the Share Exchange and (ii) the closing of the Private Placement, there were approximately 111,536,804 shares of Common Stock issued and outstanding, 400,000 shares of Series B Preferred Stock outstanding and 3,750,000 shares of Series C Preferred Stock outstanding.

The following unaudited pro forma combined balance sheet as of December 31, 2013 combines the balance sheet of Bitcoin Shop, Inc. and Bitconshop.us, LLC as of December 31, 2013, giving effect to the transactions described in the Merger Agreement as if they had occurred on July 28, 2013 (the inception date of Bitcoinshop.us, LLC).

The following unaudited pro forma combined statement of operations for the period ended December 31, 2013 combines the statement of operations of Bitcoin Shop, Inc. for the year ended December 31, 2013 and statement of income of BitcoinShop for the period from July 28, 2013 (inception) through December 31, 2013, giving effect to the transactions as if they had occurred on July 28, 2013 (the inception date of BitcoinShop.us, LLC).

The pro forma adjustments give effect to events that are directly attributable to the transactions discussed above, that have a continuing impact on the operations of BitcoinShop and are based on available data and certain assumptions that management believes are factually supportable.

We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma combined financial statements described above should be read in conjunction with the historical financial statements of Bitcoin Shop, Inc. and those of BitcoinShop and the related notes thereto contained elsewhere in this Current Report on Form 8-K/A. The pro forma adjustments and the unaudited pro forma information are not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted, or of the future financial position or operating results of BitcoinShop.

Bitcoin Shop Inc.
Pro Forma Combined Balance Sheet
As of December 31, 2013
(Unaudited)

	BITCOIN SHOP, INC. (FKA TOUCHIT TECH-NOLOGIES, INC.)	BITCOINSHOP.US, LLC ("BitcoinShop")	New Members	Reverse Split	Distribution of Former Business to Stockholders	Convertible Note Exchange	Share Exchange Transaction	Private Placement - Units		PRO-FORMA AS ADJUSTED
	(a)	(b)	(c )	(d)	(e)	(f)	(g)	(h)
CURRENT ASSETS
Cash and cash equivalents	$20,778	$9,052	$8,000		$(20,778)			$1,311,000		$1,328,052
Restricted cash								500,000		500,000
Trade receivables, net	68,364	-			(68,364)					-
Inventories	56,249	-			(56,249)					-
Virtual currency - bitcoins	-	22,959								22,959
Other current assets	28,552	-			(28,552)					-
Total current assets	173,943	32,011	8,000	-	(173,943)	-		1,811,000		1,851,011

NON CURRENT ASSETS

Property, plant and equipment, net	27,180	3,556			(27,180)					3,556
Investment in GoCoin LLC										-
Other non current assets	400,000	-			(400,000)					-
TOTAL ASSETS	$601,123	$35,567	$8,000	$-	$(601,123)	$-	$-	$1,811,000		$1,854,567

CURRENT LIABILITIES
Trade payables	$265,648	$6,603			(265,648)					$6,603
Accrued interest on convertible notes	129,856					(129,856)				-
Customer deposits	-	4,263								4,263
Due to related parties	96,699	-			(96,699)					-
Other current liabilities	99,776	-			(99,776)					-
Warrant Liability								326,570	(i)	326,570
Total current liabilities	591,979	10,866	-	-	(462,123)	(129,856)		326,570		337,436

NON CURRENT LIABILITIES
Convertible notes - Base Group	400,000					(400,000)				-
Convertible notes - Denville and Dover Fund	100,000	-				(100,000)				-
TOTAL LIABILITIES	1,091,979	10,866	-	-	(462,123)	(629,856)		326,570		337,436

Members' Equity
		24,701	8,000				(32,701)			-
STOCKHOLDERS' EQUITY
Preferred stock										-
Series B Convertible						400,000				400,000
Series C Convertible								3,750		3,750
Common Stock	544,303			(543,540)		10,000	100,774			111,537
Additional Paid in Capital				543,540	(139,000)	219,856	(1,103,232)	1,807,250
								(326,570)	(i)	1,001,845
Accumulated deficit	(1,035,159)						1,035,159			-
Net income / (loss) for the period										-
Total Stockholders’ equity	(490,856)	-		-	(139,000)	629,856	32,701	1,484,430		1,517,131

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY	$601,123	$35,567	$8,000	$-	$(601,123)	$-	$-	$1,811,000		$1,854,567

Bitcoin Shop Inc.
Pro Forma Statement of Operations
For the Period Ended December 31, 2013
(Unaudited)

	BITCOIN SHOP, INC. (FKA TOUCHIT TECHNOLOGIES, INC.)	BITCOINSHOP.US, LLC ("BitcoinShop")	Elimination of Historical Business Distributed to Former Stockholders	Convertible Note Exchange	Share Exchange Transaction	Private Placement - Units	PROFORMA AS ADJUSTED
	(j)	(k)	(e)	(f)	(g )	(h)

Net Sales	$1,610,704	$29,328	$(1,610,704)				$29,328
Cost of Sales	1,111,310	-	(1,111,310)				-
Gross profit	499,394	29,328	(499,394)	-	-	-	29,328

Operating expenses							-
Marketing	33,779	8,206	(33,779)				8,206
Generel and administrative	376,944	2,089	(376,944)				2,089
Change in fair value of Bitcoins on deposit		1,908					1,908
	410,723	12,203	(410,723)	-	-	-	12,203
Operating income (loss)	88,671	17,125	(88,671)	-	-	-	17,125

Other Income and Expenses, net
Foreign Currency Translation Gain/(Loss)	(1,485)	-	1,485	-	-	-	-
Net income/(loss)	87,186	17,125	(87,186)	-	-	-	17,125

Earnings Per Share
Basic	$0.1143						$0.0002
Diluted	$0.1143

Weighted Avergage number of shares used in computation of earnings oer share (l)
Basic	762,881						111,536,804
Diluted	762,881						155,286,804

Weighted Average Shares	Common Stock	Convertible Preferred B	Convertible Preferred C	Total Shares Issued	Conversion Ratio	Fully Diluted Shares
Shares issued in Share Exchange - 100,773,923 (g)	100,773,923	-	-	100,773,923	1	100,773,923
Shares issued in settlement of notes (f)	10,000,000	-	-	10,000,000	1	10,000,000
Shares outstanding at time of reverse merger (d)	762,881	-	-	762,881	1	762,881
Shares oustanding - basic	111,536,804	-		111,536,804		111,536,804

Issuance of Series B - 400,000 shares in settlement of notes (f)	-	400,000	-	400,000	100	40,000,000
Issuance of Series C - 3,750,000 Private Placement Units - common stock component (h)	-	-	3,750,000	3,750,000	1	3,750,000
Excluded potentially dilutive securities	-	400,000	3,750,000	4,150,000		43,750,000

Total Dilutive Securities	111,536,804	400,000	3,750,000	115,686,804		155,286,804

Notes to the Unaudited Combined Pro forma Financial Statements

(a)	Derived from the audited balance sheet of Bitcoin Shop, Inc. (FKA Touchit Technologies, Inc.) as of December 31, 2013.
(b)	Derived from the audited balance sheet of BitcoinShop as of December 31, 2013.
(c)	BitcoinShop allocated 40% of the equity to new members for $8,000 in cash.
(d)
Bitcoin Shop, Inc. effectuated a 1 for 300 reverse split on January 22, 2014. The Stock Split decreased Bitcoin Shop, Inc.'s total issued and outstanding shares of common stock from approximately 228,864,419 shares to 762,881 shares of common stock. The common stock has a par value of $0.001.

(e)
Represents the (i) distribution (immediately prior to the Merger) of assets that were used in a business not being operated by the combined entity to certain former stockholders of Bitcoin Shop, Inc. and (ii) the cancellation of certain indebtedness.

(f)
Represents the Exchange of convertible notes payable plus accrued interest owed to two separate note holders into 400,000 shares of the Company's Series B Convertible Preferred Stock and 10,000,000 shares of common stock.  The Series B Convertible Preferred Stock is convertible into 40,000,000 shares of common stock.

(g)
At the closing of the Merger, each membership interest unit of BitcoinShop that was outstanding immediately prior to the closing of the Merger was exchanged for the right to receive 100,773,923 shares of the Company's common stock and the elimination of the Bitcoinshop Inc. historical accumulated deficit.

(h)
Represents the issuance of 3,750,000 Units in a private placement (the “Private Placement”) of its securities to certain investors (the “Investors”) at a purchase price of $0.50 per Unit pursuant to subscription agreements (the “Subscription Agreements”) for an aggregate purchase price of $1,875,000 (net proceeds amounted to $1,811,000).  The Units sold in the Private Placement are subject to a “Most Favored Nations” provision for a period of 12 months from the closing of the Private Placement in the event the Company issues Common Stock or securities convertible into or exercisable for shares of Common Stock at a price per share or conversion or exercise price per share which shall be less than $0.50 per share, subject to certain customary exceptions.

(i)
The Company accounts for the 1,875,000 warrants outstanding in accordance with the guidance contained in ASC 815-40-15-7D, "Contracts in Entity's Own Equity" whereby under that provision they do not meet the criteria for equity treatment and must be recorded as a liability. Accordingly, the Company classified the warrant instrument as a liability at its fair value and periodically adjusts the instrument to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company's statements of operations. The preliminary fair value of the warrants issued by the Company has been estimated using a Monte Carlo simulation.  The fair value of the warrants was determined using a Monte Carlo simulation with the following assumptions: risk free interest rate – 0.69%, volatility – 80%, expected term – 3 years, expected dividends– N/A.

(j)	Derived from the audited income statement of Bitcoin Shop, Inc. (FKA Touchit Technologies, Inc.) for the year ended December 31, 2013.
(k)	Derived from the audited income statement of BitcoinShop for the period ended December 31, 2013.
(l)		Common stock	Convertible preferred B	Convertible Preferred C	Shares Issued	Conversion ratio	Fully diluted shares
	Weighted Average Shares
	Shares issued in Share Exchange - 100,773,923 (g)	100,773,923	-	-	100,773,923	1	100,773,923
	Shares issued in settlement of notes (f)	10,000,000	-	-	10,000,000	1	10,000,000
	Shares outstanding at time of reverse merger (d)	762,881			762,881	1	762,881
	Shares outstanding - basic	111,536,804			111,536,804		111,536,804

	Issuance of Series B - 400,000 shares in settlement of notes (f)	-	400,000	-	400,000	100	40,000,000
	Issuance of Series C - 3,750,000 Private Placement Units - Common Stock Component (h)	-	-	3,750,000	3,750,000	1	3,750,000
	Excluded potentially dilutive securities	-	400,000	3,750,000	4,150,000		43,750,000

	Total Dilutive Securities	111,536,804	400,000	3,750,000	115,686,804		155,286,804

The Company also has 1,875,000 warrants outstanding issued as a component of the Private Placement Units that are excluded from diluted earnings per shares under the treasury stock method, in accordance with ASC Topic 260.

(m)	The change in the tax status of BitcoinShop would have an immaterial impact on the unaudited combined proforma statement of operations.